UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 9, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       001-31810                22-3720962
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


 55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ               07960
     (Address of principal executive offices)            (Zip Code)


                                 (973) 290-0080
              (Registrant's telephone number, including area code)
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 9, 2005, the Board of Directors of Access Integrated Technologies, Inc., a Delaware corporation (the "Company"), approved a Supplemental Disability Policy (the "Disability Program"), effective as of June 9, 2005. The Disability Program is available to certain executive officers of the Company and is intended to attract and retain strong management through the granting of benefits to present and prospective senior executives of the Company. The Disability Program was adopted to increase the premium and benefit currently available for the eligible executive officers, with a monthly benefit ranging from $1,600 to $3,000 in the event of a disability, depending on the annual salary of the executive.


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


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            ACCESS INTEGRATED TECHNOLOGIES, INC.



                                            By:    /s/ Gary S. Loffredo
                                                   -----------------------------
                                                   Name:  Gary S. Loffredo
                                                   Title: Senior Vice President
                                                          - General Counsel

                                            Dated: June 14, 2005


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